Exhibit 10.2
GUARANTEE AGREEMENT
     GUARANTEE AGREEMENT (this “Agreement”) dated as of March 17, 2010, among each of the subsidiaries of SOLUTIA INC., a Delaware corporation (the “Borrower”), listed on Schedule I hereto (each such subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).
     Reference is made to the Credit Agreement dated as of March 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower; the lending institutions from time to time parties thereto (the “Lenders”); DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Secured Parties, as swing line lender and as an issuer and the other parties thereto. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
     The Lenders have agreed to make Loans to the Borrower and issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a direct or indirect Restricted Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and issue Letters of Credit, the Guarantors are willing to execute this Agreement.
     Accordingly, the parties hereto agree as follows:
     SECTION 1. Guarantee. Each Guarantor unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, to each of the Secured Parties and their respective successors and permitted assigns the full payment when due (whether at stated maturity or otherwise) of the Obligations (the “Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee under this Agreement notwithstanding any extension or renewal of any Obligation. By execution of this Agreement, each Guarantor agrees to be bound by the terms of the Credit Agreement as a Subsidiary Guarantor as if it were a party to the Credit Agreement.
     SECTION 2. Guaranteed Obligations Not Waived. The obligations of the Guarantors under Section 1 shall constitute a guaranty of payment when due and not of collection and to the fullest extent permitted by applicable law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Borrower under the Credit Agreement or any other agreement or instrument referred to herein or therein (including interest, fees, expenses and other charges that continue to accrue after the commencement of any bankruptcy or other similar proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of credits generally by or against the Borrower, or in any such bankruptcy or other similar proceeding), or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above to the extent permitted by applicable law:.
     (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
     (ii) any of the acts mentioned in any of the provisions of this Agreement or the Credit Agreement or any other agreement or instrument referred to herein or therein shall be done or omitted;
     (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;
     (iv) the failure to perfect any security interest in or lien on, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party; or
     (v) the release of any other Guarantor pursuant to Section 9(b) .
     The Guarantors hereby expressly waive, to the extent permitted by applicable law, diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Credit Agreement or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive, to the extent permitted by applicable law, any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Agreement or acceptance of this Agreement, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement and the guarantees contained herein, and all dealings between the Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. This Agreement shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other Person at any time of any right or remedy against Borrower or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and permitted assigns thereof, and shall inure to the benefit of the Secured Parties, and their respective successors and permitted assigns.
     SECTION 3. Guarantee of Payment. Each Guarantor hereby jointly and severally agrees that its guarantee constitutes a guarantee of payment when due and not of collection of the Guaranteed Obligations, and waives, to the extent permitted by applicable law, any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

     SECTION 4. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Guaranteed Obligations (other than contingent indemnification obligations)), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to (to the extent permitted by applicable law) any defense (other than payment in full in cash of the Guaranteed Obligations (other than contingent indemnification obligations)) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the payment in full in cash of all the Guaranteed Obligations (other than contingent indemnification obligations)).
     SECTION 5. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the payment in full in cash of the Guaranteed Obligations (other than contingent indemnification obligations). Subject to the terms of the Security Documents, the Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales (to the extent any such sale is permitted by applicable law), accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party or any other guarantor or exercise any other right or remedy available to them against any Loan Party or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully paid in cash (other than contingent indemnification obligations). To the extent permitted by applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Loan Party or any other Guarantor or guarantor, as the case may be, or any security.
     SECTION 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, promptly upon notice from the Collateral Agent each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash or the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the Collateral Agent or any other Secured Party as provided above, all rights of such Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Guaranteed Obligations (other than contingent indemnification obligations). In addition, any indebtedness of any Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Guaranteed Obligations (other than contingent indemnification obligations). If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
     SECTION 7. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.
     SECTION 8. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct (or true and correct in all material respects if not otherwise qualified by materiality or a Material Adverse Effect) as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects if not otherwise qualified by materiality or a Material Adverse Effect) as of such earlier date).
     SECTION 9. Termination. (a) The Guarantees made hereunder (i) shall automatically terminate when all the Loan Obligations (other than contingent indemnification obligations) have been paid in full in cash, all Commitments have terminated and no Letters of Credit are outstanding (or satisfactory arrangements have been entered into with the Issuer to eliminate its credit risk with respect thereto) and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time any payment in respect thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In connection with any termination referred to above, the Collateral Agent shall promptly execute and deliver to such Guarantor or Guarantor’s designee, at such Guarantor’s expense, any documents or instruments which such Guarantor shall reasonably request from time to time in writing to evidence such termination and release.
     (b)Each Guarantor shall be automatically released from its obligations under this Agreement without further action under the circumstances provided in Section 8.11(c) of the Credit Agreement. In connection with such release, the Collateral Agent shall promptly execute and deliver to such Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 9(b) shall be without recourse to or warranty by the Collateral Agent.
     SECTION 10. Successors and Assigns; Several Agreement. (a) This Agreement shall be binding upon each Guarantor and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void) except as permitted by the Credit Agreement.
     (b) This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     SECTION 11. Waivers; Amendment. (a) No failure or delay of the Collateral Agent or any other Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law or in the other Loan Documents. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances.
     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into in accordance with Section 9.08 of the Credit Agreement.
     SECTION 12. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     SECTION 13. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.
     SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by any Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.
     (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract (subject to Section 10) and shall become effective as provided in Section 10. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 16. Rules of Interpretation; Headings. (a) The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.
     (b) Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

     SECTION 17. Jurisdiction; Consent to Service of Process. (a)  Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.
     (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in paragraph (a)  of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for in Section 9.15 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
     SECTION 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
     SECTION 19. Additional Guarantors. To the extent any Subsidiary shall be required to become a Guarantor pursuant to Section 5.15 of the Credit Agreement, upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.
     SECTION 20. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party and its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party or its Affiliates, in each case whether direct or indirect, absolute or contingent, matured or unmatured, to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Agreement and other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party or its Affiliates shall have made any demand under this Agreement or such other Loan Document upon any amount becoming due and payable by the Borrower under the Credit Agreement (whether at stated maturity, by acceleration or otherwise) . In connection with exercising its rights pursuant to the previous sentence, a Secured Party or its Affiliates may at any time use any Guarantor’s credit balances with the Secured Party or its Affiliates to purchase at the

Secured Party’s or its Affiliates’ applicable spot rate of exchange any other currency or currencies which the Secured Party or its Affiliates considers necessary to reduce or discharge any amount due by such Guarantor to the Secured Party or its Affiliates, and may apply that currency or those currencies in or towards payment of those amounts. The rights of each Secured Party or its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) which such Secured Party or its Affiliates may have. Each Secured Party or its Affiliates agrees promptly to notify such Guarantor and the Administrative Agent after making any such setoff; provided that the failure to give such notice shall not affect the validity of such setoff.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CPFILMS INC.
By:	/s/ James A. Tichenor
	Name:	James A. Tichenor
	Title:	Vice President and Treasurer

FLEXSYS AMERICA CO.
By:	/s/ James A. Tichenor
	Name:	James A. Tichenor
	Title:	Vice President and Treasurer

FLEXSYS AMERICA L.P. By: Flexsys America Co., its general partner
By:	/s/ James A. Tichenor
	Name:	James A. Tichenor
	Title:	Vice President and Treasurer

MONCHEM INTERNATIONAL, INC.
By:	/s/ James A. Tichenor
	Name:	James A. Tichenor
	Title:	Vice President and Treasurer

SOLUTIA BUSINESS ENTERPRISES INC.
By:	/s/ James A. Tichenor
	Name:	James A. Tichenor
	Title:	Vice President and Treasurer

SOLUTIA INTER-AMERICA, INC.
By:	/s/ James A. Tichenor
	Name:	James A. Tichenor
	Title:	Vice President and Treasurer

SOLUTIA OVERSEAS, INC.
By:	/s/ James A. Tichenor
	Name:	James A. Tichenor
	Title:	Vice President and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent
By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director